UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):       April 16, 2008
Commission file number 000-04689
Pentair, Inc.
(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
SIGNATURE

ITEM 8.01	Other Events
On April 16, 2008, in response to a recommendation by RiskMetrics Group’s ISS Governance Services, a shareholder advisory service, the Compensation Committee of the Board of Directors of Pentair, Inc. (the “Company”) amended Sections 6(a) and 10 of the Company’s 2008 Omnibus Stock Incentive Plan (the “Plan”). The Company is currently soliciting shareholder approval of the Plan at the Company’s annual meeting of shareholders scheduled to be held on May 1, 2008 (the “Annual Meeting”) pursuant to a proxy statement the Company filed with the Securities and Exchange Commission on March 18, 2008. The Plan described in the proxy statement and to be voted upon by the Company’s shareholders at the Annual Meeting is modified by the amendments to Sections 6(a) and 10 of the Plan as described in this Current Report on Form 8-K.
The amendment to Section 6(a) reduces the number of shares authorized for issuance under the Plan to 7,500,000 from 8,500,000. The amendment to Section 10 of the Plan provides that Dividend Equivalent Units may only be granted under the Plan in tandem with a “full value” award. A “full value” award is defined in the Plan as restricted stock, restricted stock units, performance shares, performance units (valued in relation to a share of the Company’s common stock), deferred stock rights and any other similar award granted under the Plan under which the value of the award is measured as a full value of a share of the Company’s common stock, rather than the increase in the value of a share of the Company’s common stock.
Following the amendments to the Plan, the amended Sections 6(a) and 10 read as follows:
     6. Shares Reserved Under This Plan.
     (a) Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of seven million five hundred thousand (7,500,000) Shares are reserved for issuance under this Plan. The Shares reserved for issuance may be either authorized and unissued Shares or shares reacquired at any time and now or hereafter held as treasury stock.
     10. Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award be made currently or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; and (c) the Award will be settled in cash or Shares; provided that Dividend Equivalent Units may be granted only in tandem with a “full value” Award as defined in Section 6(c).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 16, 2008.

PENTAIR, INC. Registrant
By /s/ John L. Stauch
John L. Stauch
Executive Vice President and Chief Financial Officer